SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant                                    [x]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
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[ ]	Definitive Additional Materials
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Enable IPC Corporation

(Name of Registrant as Specified In Its Charter)

_________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]	Fee paid previously with preliminary materials:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing

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or the form or schedule and the date of its filing.

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ENABLE IPC CORPORATION

25520 Avenue Stanford

Suite 311-312

Valencia, California 91355

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 11, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Enable IPC Corporation (“we”, “our” or the “Company”), which will be held at the Company’s offices, located at 25520 Avenue Stanford, Suite 311-312, Valencia, California 91355, on July 11, 2006, at 09:00 a.m., Pacific Daylight Savings Time.

At the 2006 Annual Meeting, we will ask you to:

1.

Elect five (5) members of our Board of Directors, each to serve on our Board until the 2007 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified;

2.

Ratify the appointment of L.L. Bradford & Company, LLC as our independent auditors for the fiscal year ending March 31, 2007; and

3.

Transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Enclosed with this letter is a Proxy Statement, a proxy card and a return envelope, and Internet voting instructions.  Also enclosed is our Annual Report on Form 10-KSB for the year ended March 31, 2006.

Only holders of common stock of the Company of record at the close of business on June 15, 2006 are entitled to vote at the Annual Meeting.  The Company’s Board of Directors is soliciting the proxies.

Your vote is very important to us regardless of the number of shares that you own.  All stockholders, whether or not you plan to attend the Annual Meeting, are urged to complete, sign and date the enclosed Proxy and return it promptly in the accompanying postage-paid envelope, or follow the instructions provided for voting on the Internet.  Each proxy granted may be revoked by the stockholder appointing such proxy at any time before it is voted.   If you elect to vote via the Internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s).  Also, if you vote via the Internet, and later decide to attend the Annual Meeting, you may cancel your previous vote and vote in person at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

                                                        /s/David A. Walker

                                                        Chief Executive Officer,

Chief Financial Officer (acting)

and Director

Valencia, California

June 30, 2006

ENABLE IPC CORPORATION

25520 Avenue Stanford

Suite 311-312

Valencia, California 91355

PROXY STATEMENT

FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 11, 2006

GENERAL INFORMATION

This proxy statement provides information that you should read before you vote on the proposals that will presented to you at the 2006 Annual Meeting of Stockholders of Enable IPC Corporation, a Delaware corporation (the “Company”, “we” or “our”).   The 2006 Annual Meeting of Stockholders (the "Annual Meeting") will be held on July 11, 2006 at 9:00 a.m. Pacific Daylight Savings Time, at the Company’s offices located at 25520 Avenue Stanford, Suite 311-312, Valencia, California 91355.

This proxy statement provides detailed information about the 2006 Annual Meeting, the proposals you will be asked to vote on at the Annual Meeting, and other relevant information. The Board of Directors of the Company is soliciting these proxies.

At the Annual Meeting, you will be asked to vote on the following proposals:

1.

Elect five (5) members of our Board of Directors, each to serve on our Board until the 2007 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified;

2.

Ratify the appointment of L.L. Bradford & Company, LLC as our independent auditors for the fiscal year ending March 31, 2007; and

3.

Transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ELECTION OF THE BOARD’S NOMINEES FOR DIRECTOR, FOR RATIFICATION OF THE APPOINTMENT OF L.L. BRADFORD & COMPANY, LLC AS INDEPENDENT AUDITORS, AND FOR THE APPROVAL OF EACH OF THE OTHER PROPOSALS.

On June 30, 2006, we will begin mailing this proxy statement to people who, according to our records, owned shares of our common stock as of the close of business on June 15, 2006.  We have mailed with this proxy statement a copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006.

INFORMATION ABOUT THE 2006 ANNUAL MEETING AND VOTING

The Annual Meeting

The Annual Meeting will be held at our corporate headquarters, located at 25520 Avenue Stanford, Suite 311-312, Valencia, California 91355, on July 11, 2006, at 9:00 a.m., Pacific Daylight Savings Time.

Proxy Solicitation

We are sending you this proxy statement because our Board of Directors (the “Board”) is seeking a proxy to vote your shares at the Annual Meeting. This proxy statement is intended to assist you in deciding how to vote your shares. On June 30, 2006, we will begin mailing this proxy statement and the accompanying proxy card and Annual Report on Form 10-KSB to all people who, according to our stockholder records, owned shares at the close of business on June 15, 2006.

Proxies may also be solicited personally by our officers or directors at nominal cost.  We will bear the entire cost of this proxy solicitation.

Voting Your Shares

You may vote your shares at the Annual Meeting by completing and returning the enclosed proxy card, or by voting in person at the Annual Meeting.  Additionally, you may be able to vote by via the internet, as described below.

Whether or not you plan to attend the Annual Meeting, please take the time to vote. Votes may be cast:

• by traditional paper proxy card;

• via the Internet; or

• in person at the Annual Meeting.

 Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

Voting by Proxy Card.  If proxies in the accompanying form are properly executed and returned, the shares of our common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of our common stock represented by the proxies will be voted (i) FOR the election of the nominees named below as directors of the Company; (ii) FOR the ratification of the appointment of L.L. Bradford & Company, LLC as independent auditors for the year ending March 31, 2007 and (iii) in the discretion of the persons named in the enclosed form of proxy on any other proposals which may properly come before the Annual Meeting or any adjournment or adjournments thereof.  Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. IF YOU DECIDE TO VOTE BY PROXY, THE PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING TO BE HELD ON JULY 11, 2006.

           Voting via the Internet. If you are a stockholder of record (that is, if your shares of our stock are registered with us in your own name), you may vote through the Internet, by following the instructions included with the enclosed proxy card.  The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote via the Internet, and later decide to attend the Annual Meeting, you may cancel your previous vote and vote in person at the Annual Meeting.

           The deadline for voting through the Internet as a stockholder of record is 11:59 p.m., Pacific Daylight Savings Time, on July 10, 2006.

           Voting in Person. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us by the Annual Meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares of our common stock at the Annual Meeting in accordance with the instructions you give on the proxy card.

           Attendance at the Annual Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Annual Meeting, we encourage you to submit theproxy card in advance to ensure the representation of your shares at the Annual Meeting.

Vote Required for Approval

Shares Entitled to Vote.  On June 15, 2006, the record date for determination of stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were 11,855,000 shares of our common stock outstanding. Each stockholder of record on the Record Date is entitled to one vote for each share of common stock held by such stockholder on that date.

Quorum.  A majority of the outstanding shares of common stock entitled to vote must be present or represented by proxy at the Annual Meeting in order to have a quorum.  If a quorum is not present, a vote cannot occur.  Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

Votes Required.  Our stockholders have cumulative voting rights when voting on the election of directors, provided that the names of the candidates for whom the cumulative votes would be cast have been placed in nomination prior to the voting and that the stockholder has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes.  If any one stockholder has given such notice, all stockholders may cumulate their votes for the election of directors.  Cumulative voting means that each stockholder is entitled to the number of votes that is equal to the number of shares that he or she owns multiplied by the number of directors to be elected.  Each stockholder may cast all of the resulting votes for a single director, or may distribute them among the directors to be elected at the stockholder's discretion.  The five nominees receiving the most votes will be elected.  The proxies solicited by the Board of Directors confer discretionary authority on the proxy holders to cumulate votes to elect the nominees listed in this proxy statement.  The proxy holders may cumulate votes to elect one or several directors as may be necessary to elect the maximum number of nominees.

Proposal 2 requires the approval of the affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the Annual Meeting.

Additional Information

We are mailing our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, including financial statements, to all stockholders entitled to vote at the Annual Meeting together with this proxy statement.  The Annual Report on Form 10-KSB does not constitute a part of the proxy solicitation material.  The Annual Report on Form 10-KSB tells you how to get additional information about us.

___________________________________________________________________________________________________________________________________________

PROPOSAL NO. 1

ELECTION OF DIRECTORS

___________________________________________________________________________________________________________________________________________

General

Nominees for election to the Board of Directors are:

David A. Walker

Mark A. Daugherty, Ph.D.

Daniel Teran, CPA

Jin Suk Kim

Timothy Lambirth, Esq.

Our Bylaws provide that the number of directors shall be no less than three, and no more than seven, with the precise number to be determined from time to time by the Board of Directors. The Board of Directors is currently comprised of five members. The directors to be elected at the Annual Meeting are to be elected to hold office until the next Annual Meeting of Stockholders or until the election of their respective successors. All proxies received by the Board of Directors will be voted for the election of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named directors was selected as a director of the Company.

Set forth below is certain information relating to our directors and executive officers who will continue to serve after the Annual Meeting:

NAME

AGE

POSITION

----------------------------------------------------------------------------------------------

David A. Walker

48

Chief Executive Officer, Chief Financial

Officer (acting) and a Director

Mark A. Daugherty, Ph.D.

49

Chief Technical Officer and a Director

Daniel Teran, CPA

53

Director

Jin Suk Kim

35

Director

Timothy Lambirth, Esq.

53

Director

Mr. Choi is the brother-in-law of Mr. Kim.  Other than that relationship, there is no family relationship between any of our directors and executive officers.

David A. Walker has served as our Chief Executive Officer and acting Chief Financial Officer since our inception in March 2005.  Mr. Walker has over 20 years’ experience in business management, primarily with high-tech startups.  From 2000 to 2005, Mr. Walker served as an independent consultant to several companies including Optronic Solutions Technology, Nano Solutions, Inc., Durham Marketing and DCH Technology, Inc.  In 1994, Mr. Walker co-founded DCH Technology, Inc., a publicly traded high-tech energy and safety equipment company located in Valencia, California.  He served for six years alternatively as the President and Vice President of Operations of DCH until his retirement in 2000.  During his tenure at DCH, Mr. Walker negotiated license and joint venture agreements and oversaw the listing of the company on the American Stock Exchange after completing approximately $10 million in private placements.  He has served on the Boards of Directors of four privately held for-profit companies and one nonprofit company, and currently serves on advisory boards at the UCLA School of Public Health and California Baptist University.  Mr. Walker holds a master’s degree in Human Resources Management (Organizational Development) from Chapman University and a Bachelor’s Degree in Business Administration from California Baptist University.

Mark A. Daugherty, Ph.D. has served as our Chief Technology Officer since our inception in March 2005.  Mr. Daugherty has over 25 years’ experience with advanced energy systems research and development in industrial, national laboratory and academic settings.  In March 2005, he began working for the Wisconsin Focus on Energy Program through MSB Energy Associates (in addition to his work for us).  He has worked on renewable energy business development for the Wisconsin Focus on Energy Program as a consultant since November 2004, where he conducted a study on Community Wind Business Development from November 2004 through February 2005.  From September 2003 to January 2005, Dr. Daugherty was a student at the Chicago Theological Seminary.  From June 2002 to June 2003 he served as President and CEO of Virent Energy Systems, a Madison, Wisconsin based company commercializing a carbon-neutral method for on-demand production of hydrogen and fuel gas.  From June 1998 to June 2002, he served in several capacities for DCH Technology, Inc., including Chief Scientist, Chief Technical Strategist and Vice President and General Manager of DCH’s fuel cell operations.  Dr. Daugherty also served at Los Alamos National Laboratory from 1993 to 1998 as a Principal Investigator on Cooperative Research and Development Agreements (CRADAs) with industry to develop applications for high temperature superconductors.  He also served for six months in 1993 as Manager of R&D Cooperative Programs at Superconductivity, Inc., which is now part of American Superconductor Corp.  While at Superconductivity Inc., he led a CRADA program with Oak Ridge National Laboratory addressing high-temperature superconducting magnet design issues.  Dr. Daugherty holds a BS, MS and Ph.D. in Mechanical Engineering from the University of Wisconsin – Madison and a J.D. from the Boalt School of Law at the University of California – Berkeley.  He has published over 25 technical papers.  Dr. Daugherty has served as Session Chair at the 2000, 2001 and 2002 Symposium on Fuel Cells and Battery Technologies for Portable Applications and as the Chair of the Session on Applications of Superconductivity at the 1993 Cryogenic Engineering Conference.  He was also awarded an R&D 100 Award as a member of the Superconductivity, Inc. team.

Daniel Teran, CPA has served as a member of our Board of Directors since our inception in March 2005.  He is a Certified Public Accountant licensed in the State of California and has had his own practice in the City of Los Alamitos in Orange County since July 1989.  Mr. Teran offers services in accounting, systems setup and design and taxation.  He also provides tax planning and tax return preparation for individuals and businesses, and represents clients in audits with the Internal Revenue Service and the California Franchise Tax Board.  Prior to July 1989, Mr. Teran served as Chief Financial Officer for the Stephen Hopkins Development Company, a shopping center developer, and as Controller for NRC Construction Company.  He also served as an auditor for Seidman and Seidman, a large national public accounting firm.  He is an active member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants, and has served on various committees within these professional organizations.

Jin Suk Kim has served as a member of our Board of Directors since our inception in March 2005.  He currently serves as Vice President of G Ju Hwa Bohemia, a Korean and American corporation, overseeing all manufacturing, importing and exporting for the company.  From January 2002 to June 2004, he served as a director and officer of Nano Solutions, Inc., a small California-based startup, and from July 1998 to June 2004 directed MIS and accounting operations at CBOL Corporation in Woodland Hills, California.  Mr. Kim holds BS degrees in Accounting and Management Information Systems from California State University, Northridge.

Timothy Lambirth, Esq. has served as a member of our Board of Directors since our inception in March 2005.  He is a former managing partner with Ivanjack & Lambirth, LLP, a Los Angeles-based law firm, where he practiced law from January 1982 to July 2004.  Mr. Lambirth has expertise in complex commercial litigation and has counseled Fortune 500 companies with regard to their litigation, transactional and real estate needs for over 22 years.  He has worked with companies, both large and small, in addressing numerous financial and business-related issues.  He is co-author of a bi-monthly column entitled “Big Money”, which is published by the State Bar of California’s Big News for Smaller Firms magazine.  He has extensive jury and bench trial experience, and is certified as a Civil Trial Advocate by the National Board of Trial Advocacy.

Meetings of the Board and Board Committees

The Board of Directors currently consists of five members.   The Board meet once during fiscal 2006, and acted by unanimous written consent two times in lieu of holding Board meetings.    The Board of Directors has not adopted a formal policy regarding directors’ attendance at our annual meeting of stockholders.   However, our directors are strongly encouraged to attend the Annual Meeting.

We currently have three committees of our Board of Directors: the Audit Committee, the Compensation Committee and the Technical Advisory Committee.

Audit Committee.  The Audit Committee reviews, acts on and reports to the Board of Directors regarding various auditing and accounting matters, including the selection of our independent auditors, the monitoring of the rotation of the partners of the independent auditors, the review of our financial statements, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices.  Our auditors report directly to the Audit Committee.  Only independent Directors may serve on the Audit Committee.  There are currently three members of the Audit Committee, Mr. Teran, Mr. Lambirth and Mr. Kim.  Mr. Teran is the Chairman of the Audit Committee, and also serves as our “audit committee financial expert”.  Under the applicable Securities and Exchange Commission standard, an audit committee financial expert means a person who has the following attributes:

•

An understanding of generally accepted accounting principles and financial statements;

•

The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

•

An understanding of internal controls and procedures for financial reporting; and

•

An understanding of audit committee functions.

The Audit Committee held one meeting during fiscal 2006, which was attended by all Audit Committee members.  A report of the Audit Committee which discusses the activities of the Audit Committee in more detail can be found on page 10 of this proxy statement.  A copy of the Audit Committee Charter is available on our website at www.enableipc.com, the content of which website is not incorporated by reference into, or considered a part of, this proxy statement.

Compensation Committee.  The Compensation Committee determines the salaries and incentive compensation of our officers and provides recommendations for the salaries and incentive compensation of our other employees.  All members of our Compensation Committee must be independent directors.  There are currently three members of the Compensation Committee, Mr. Lambirth, Mr. Kim and Mr. Teran.  Mr. Walker, our Chief Executive Officer, participated in deliberations of the Board of Directors relating to his compensation.

The Compensation Committee held one meeting during fiscal 2006.  The Compensation Committee Report, which discusses the activities of the Compensation Committee in more detail, is set forth below beginning on page 13 of this proxy statement.  A copy of our Compensation Committee Charter is available on our website at www.enableipc.com, the content of which website is not incorporated by reference into, or considered a part of, this proxy statement.

Technical Advisory Committee.  The Technical Advisory Committee was established to aid in the direction, performance, productivity and efficiency of the Company’s research, development and other technical activities.  While it is overseen by Dr. Mark Daugherty, a Director with technical expertise, it may have non-directors as members to advise our engineers and technologists.  There are currently four members of the Technical Advisory Committee, Dr. Daugherty, Dr. Choi, Martin Leung, Ph.D. and Mr. Daniel Dunn.

The Board of Directors currently does not have a nominating committee, as the Company was only recently formed and is in the process of building its infrastructure and adding committees.

Director Nominee Criteria and Process

The Board of Directors is currently responsible for approving director candidates for nomination to the Board.  The Board of Directors unanimously recommended the nominees for election to the Board for the 2006 Annual Meeting.

In considering director candidates, the Board of Directors will consider, among other things, those individuals who have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.  The Board has not paid a third party to identify or evaluate potential nominees with respect to the current slate.  However, the Board of Directors will take suggestions from many sources, including, but not limited to, stockholders or third-party search firms.

Stockholder Nominations for Directors

Our stockholders may submit candidates for consideration as director nominees.  All candidate submissions must comply with the requirements of our Certificate of Incorporation and Bylaws, as well as the requirements of the Securities Exchange Act of 1934.  Our Bylaws contain certain time limitations and procedures for stockholder nominations of directors.  Any stockholder who intends to bring before an annual meeting of stockholders any nomination for director shall deliver a written notice to the Secretary of our company setting forth specified information with respect to the stockholder and additional information as would be required under Regulation 14A under the Exchange Act and Rule 14a-8 for a proxy statement used to solicit proxies for such nominee.  In general, the notice must be delivered not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s mailing date of the annual meeting’s proxy statement.

Director Compensation

Our directors receive a sum of $500 for each Board meeting attended in person or by telephone.  Directors who are also Company employees receive the same compensation for serving on the Board as non-employee directors.  We reimburse non-employee directors for all travel and other expenses incurred in connection with attending meetings of the Board of Directors.  Our Directors who are also employees may participate in other incentive plans described below.

Section 16(a) Beneficial Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a class of our capital stock, to file reports of ownership and changes in their ownership with the Securities and Exchange Commission.  These persons are required to furnish us with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms received by us, we believe that during the year ended March 31, 2006, all of our executive officers and Board of Directors timely filed their Form 3s.

Indemnification

We have entered into indemnification agreements with our directors and executive officers.  These agreements provide, in general, that we will indemnify and hold harmless such directors and executive officers against all expenses and liabilities, including attorneys' fees, reasonably incurred by or imposed on them in connection with any proceeding to which they are made a party as a result of their having been such directors or executive officers.

At the present time there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification could be required or permitted, and we are not aware of any threatened litigation or proceeding which may result in a claim for indemnification by us.

Shareholder Approval

The five director nominees that receive the highest number of affirmative votes shall be elected to our Board of Directors.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR all five nominees listed herein.  We will vote your shares as you specify on the enclosed proxy. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve.  If a shareholder present at the annual meeting properly requests cumulative voting for the directors, we may vote shares for which we hold a valid proxy by cumulative voting.

__________________________________________________________________________________________________________________________________________

PROPOSAL  NO. 2

RATIFICATION OF INDEPENDENT AUDITOR

__________________________________________________________________________________________________________________________________________

The Board of Directors has appointed L.L. Bradford & Company, LLC to serve as our independent auditors for the year ending March 31, 2007, subject to the approval of our stockholders.   The Board believes The Board believes that L.L. Bradford & Company, LLC’s experience with and knowledge of our Company are important, and would like to continue this relationship.  L.L. Bradford & Company, LLC has advised our Company that the firm does not have any direct or indirect financial interest in our Company, other than its capacity as our independent auditor providing auditing and accounting services.

In making the recommendation for L.L. Bradford & Company, LLC to continue as our independent auditor for the fiscal year ending March 31, 2007, our management team and the Audit Committee reviewed past audit results and the audit and non-audit services, if any, proposed to be performed during fiscal year 2007.  In selecting L.L. Bradford & Company, LLC, the Audit Committee and the Board of Directors carefully considered L.L. Bradford & Company, LLC’s independence.

L.L. Bradford & Company, LLC has confirmed to us that it is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission (“SEC”) governing auditor independence.

A representative of L.L. Bradford & Company, LLC may attend the Annual Meeting.  If the representative attends, he/she will have the opportunity to make a statement if he or she desires to do so and will be able to respond to appropriate questions from stockholders.

Information  Regarding the Fees Paid to L.L. Bradford & Company, LLC During the Year Ended March 31, 2006

Audit Fees

The following table shows the aggregate fees billed to us for professional services by L.L. Bradford & Company, LLC, our independent auditors, for the years ended March 31, 2005, and March 31, 2006:

2005	2006

Audit Fees	$4,000	$14,275

Audit-Related Fees	$ --	$ --

Tax Fees	$ --	$ --

All Other Fees	$ --	$ --

	----------	----------
TOTAL	$4,000	$14,275
	==========	==========

All Other Fees

There were no other fees billed by L.L. Bradford & Company, LLC for services rendered to us, other than the services described above, for the year ended March 31, 2006.  We have been advised by L.L. Bradford & Company, LLC that neither the firm nor any member of the firm has any financial interest, direct or indirect, in any capacity in Enable.

In the past, our Audit Committee has reviewed and approved the fees to be paid to the auditors.  Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors.  We believe that the fees negotiated in the past with the auditors were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.

Stockholder Approval

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal.  Should stockholder approval not be obtained, the Board of Directors will reconsider the selection of L.L. Bradford & Company, LLC.

Recommendation of Board Of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the selection of L.L. Bradford & Company, LLC as our independent auditors for 2007. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the ratification of the selection of L.L. Bradford & Company, LLC.

Audit Committee Report

THIS SECTION OF OUR PROXY STATEMENT WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND WILL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the financial management, independent auditors and financial reporting procedures of Enable. The Company’s management is responsible for preparing Enable’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by Enable’s management and the independent auditors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that Enable’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors.

The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended. In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees), and the Audit Committee and the independent auditors have discussed the auditors independence from Enable and management, including the matters in those written disclosures. The Audit Committee has discussed with Enable’s independent auditors, with and without management present, their evaluation of Enable’s internal accounting controls and the overall quality of Enable’s financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in Enable’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board of Directors approved, the selection of Enable’s independent auditors.

       By the Audit Committee:

        Daniel Teran, CPA

        Jin Suk Kim

        Timothy Lambirth, Esq.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of June 15, 2006 and; (i) all persons who are known to us to be beneficial owners of five percent or more of the common stock; (ii) each of our directors, and (iii) all current directors and executive officers as a group.  Unless otherwise indicated, the address of all stockholders is c/o Enable IPC Corporation, 25520 Avenue Stanford, Suite 311, Valencia, California 91355.

                       PERCENT

OF SHARES

NAME AND ADDRESS OF                  SHARES BENEFICIALLY

BENEFICIALLY

BENEFICIAL OWNER                                        OWNED                                                OWNED

Sung H. Choi

2,245,062

18.9%

David A. Walker

2,200,000

18.6%

Jin Suk Kim

1,800,000

15.2%

Reuven Zfat

750,000

6.3%

Rastiff Business Ventures, Inc. (1)                   750,000

                6.3%

Timothy Lambirth

422,000

3.6%

Mark A. Daugherty

330,000

2.8%

Daniel Teran

303,313

2.6%

All executive officers and

Directors as a group (five persons)                 5,055,313

42.6%

______________________________________________________

(1)  Dennis Reid has voting and investment power over the shares of common stock held by Rastiff Business Ventures, Inc.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities.  Common shares subject to options or warrants that are currently exercisable or exercisable within 60 days of June 15, 2006 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all common shares shown as beneficially owned by them, subject to applicable community property laws.  Percentage of beneficial ownership is based on 11,855,000 shares of our common stock outstanding as of June 15, 2006.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended March 31, 2005 and 2006 by our Chief Executive Officer.  No other executive officer received a salary for the 2006 fiscal year as determined by Regulation S-B, Item 402 that exceeded $100,000.

Summary Compensation Table (1)

Annual Compensation

Year        Salary

David A. Walker, Chief Executive Officer

                2006        $ 65,269

2005        $ - 0 -

________________________

(1)  The columns for "Bonus", "Other Annual Compensation", "Restricted Stock Awards", "Securities underlying Options/SARs", "LTIP Payouts" and "All Other Compensation" have been omitted because there is no compensation required to be reported.

Employment Agreements

We have entered into a one-year employment agreement effective March 15, 2005, with David A. Walker, our Chief Executive Officer.  This agreement was extended for an additional year, expiring on March 31, 2007.  The employment agreement provides for an annual base salary of $150,000, which may be paid in any combination of cash, common stock or options to purchase common stock as may be agreed by Mr. Walker and us.  The employment agreement also requires additional annual compensation to Mr. Walker of options to purchase no less than 250,000 shares of our common stock.  The options, all of which shall be fully vested upon grant, will be granted in equal quarterly increments, and are subject to the approval by our stockholders of a stock option plan.  To date, no such plan has been presented to our stockholders for approval. If the our stockholders do not approve a stock option plan, no options will be granted and we will be under no additional payment obligations to Mr. Walker.  The employment agreement provides that in the event we are acquired, sell all of our assets or are the non-surviving party in a merger, it is not terminated and we will use our best efforts to ensure that the transferee or surviving company is bound by its provisions.

Option/Sar Grants In Last Fiscal Year; Options Exercise And Year-End Option Values

We have not granted any stock options since our inception, and do not have a stock option plan.

Compensation Committee Report on Executive Compensation

The Company’s executive compensation program is administered by the Compensation Committee, which is currently comprised of Timothy Lambirth, Esq., Jin Suk Kim and Daniel Teran, CPA. The Compensation Committee is responsible for determining the compensation package of the Chief Executive Officer and recommending it to the Board of Directors.   In the fiscal year ended March 31, 2006, and for the annual review of the Chief Executive Officer of the Company effective in April 2006, the Board of Directors did not modify or reject in any material way any action or recommendation of the Compensation Committee. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company’s other directors.

Policies and Philosophy

The Company’s executive compensation program is structured and administered to achieve three broad goals in a manner consistent with stockholder interests. First, the Compensation Committee structures executive compensation programs and decisions regarding individual compensation in a manner that the Compensation Committee believes will enable the Company to attract and retain key executives. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement of specified business objectives of the Company.  Finally, the Compensation Committee designs the Company’s executive compensation programs to provide executives with long-term ownership opportunities in the Company in an attempt to align executive and stockholder interests.

The Company has not to date generated revenues from the sales of products.  Accordingly, in evaluating both individual and corporate performance for purposes of determining compensation, the Compensation Committee currently places significant emphasis on the progress and success of the Company with respect to matters such as product development, including product design and manufacturing, and enhancement of the Company’s patent and licensing position as well as on the Company’s overall financial performance.

Chief Executive Officer Compensation in Fiscal 2006

The compensation program for the Company’s Chief Executive Officer established by the Compensation Committee consist of two elements based upon the foregoing objectives:  (i) base salary, bonus and benefits competitive with the marketplace; and (ii) stock-based equity incentives.  The Compensation Committee believes that providing a base salary and benefits to its Chief Executive Officer that are competitive with the marketplace will enable the Company to attract and retain key executives. The Compensation Committee intends to provide future executive officers with discretionary stock option awards to reward them for achieving specified business objectives and to provide them with long-term ownership opportunities. In evaluating the salary level and equity incentives to award to the Chief Executive Officer, the Compensation Committee examines the progress that the Company has made, and the overall performance of the Company. The Compensation Committee does not establish specific goals or milestones that automatically trigger additional compensation for the Chief Executive Officer but rather decides on his compensation after taking into account actions by such officer to accomplish established Company goals.

In determining the salary of the Chief Executive Officer, the Compensation Committee and the Board of Directors considered numerous factors such as (i) the individual’s performance, including the expected contribution of the Chief Executive Officer to the Company’s goals, (ii) the Company’s long-term needs and goals, including attracting and retaining key management personnel and (iii) the Company’s competitive position, including data on the payment of executive officers at comparable companies that are familiar to members of the Compensation Committee.   The companies used by the Compensation Committee to compare executive compensation are companies of which the members of the Compensation Committee have specific knowledge and are considered as of the time those companies were at similar stages of development as the Company. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions and the historic compensation levels of the individual. The Compensation Committee believes that the salary level of the Company’s Chief Executive Officer is in the lower third when compared to the compensation levels of companies at similar stages of development as the Company.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to a public company for certain compensation in excess of $1,000,000 paid to the company’s Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Although the Company has not paid any of its executive officers annual compensation over $1,000,000 and has no current plan to do so, it currently intends to structure all future performance-based compensation of its executive officers in a manner that complies with this statute.

COMPENSATION COMMITTEE

Timothy Lambirth, Esq.

Jin Suk Kim

Daniel Teran, CPA

Certain Relationships and Related Transactions

We have entered into a one-year employment agreement effective March 15, 2005 (and renewed as of March 31, 2006), with David A. Walker, our Chief Executive Officer (see “Management – Executive Compensation”).

In 2005, we entered into a one-year consulting agreement with Dr. Mark Daugherty, our Chief Technical Officer.  The consulting agreement provided for payment of $75 per hour to Dr. Daugherty for his services, with a minimum monthly payment of $750.  We also agreed to grant Dr. Daugherty options to purchase 150,000 shares of our common stock, subject to the approval by our stockholders of a stock option plan.

To date, no such plan has been presented to our stockholders for approval.  This agreement expired on March 31, 2006 and was not renewed.  Dr. Daugherty has agreed to continue to provide services without a contract on an as-needed basis.

In March 2005, we entered into a Patent Assignment Agreement with Sung H. Choi, our Technical Advisor, for the acquisition of certain technologies used in our business.  In consideration for the Patent Assignment Agreement, we issued 2,000,000 shares of our common stock, with an aggregate value of $10,000, to Dr. Choi.  The Patent Assignment Agreement provides for the payment of royalties to Dr. Choi equal to 5% of the net sales of products derived form the technology; however, the Agreement also provides for minimum royalty payments as follows:  (i) $10,000 due on March 31, 2006; (ii) $15,000 in 2007; (iii) $20,000 in 2008; (iv) $45,000 in 2009; (v) $75,000 in 2010; and (vi) $1,500,000 thereafter.

In March 2005, we issued an aggregate of 1,000,000 shares of our common stock, with an aggregate value of $5,000, to the members of our Board of Directors in consideration of services rendered.

We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.  We intend that all future transactions with affiliated persons be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and be on terms no less favorable to us than could be obtained from unaffiliated third parties.

SHAREHOLDER PROPOSALS FOR THE

2007 ANNUAL MEETING

We welcome comments and suggestions from our stockholders. Here are the ways a shareholder may present a proposal for consideration by the other stockholders at our 2006 Annual Meeting:

In our Proxy Statement: If a stockholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 for the 2006 Annual Meeting of Shareholders, we must receive the proposal in writing on or before 5 p.m., Pacific Standard Time, March 2, 2007.

At the Annual Meeting: If a stockholder wishes to nominate a director or bring other business before the shareholders at the 2007 Annual Meeting, we must receive the stockholder's written notice not less than 60 days nor more than 90 days prior to the date of the Annual Meeting, unless we give our stockholders less than 70 days' notice of the date of our 2007 Annual Meeting. If we provide less than 70 days' notice, then we must receive the stockholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2007 Annual Meeting. The notice must contain the specific information required in our Bylaws. A copy of our Bylaws may be obtained by writing to our Secretary. If we receive a stockholder's proposal within the time periods required under our Bylaws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other stockholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

Delivering a Separate Proxy Statement: We will not use our discretionary voting authority if a stockholder submits a proposal within the time period required under our Bylaws, and also provides us with a written statement that the stockholder intends to deliver his or her own proxy statement and form of proxy to our stockholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 25520 Avenue Stanford, Suite 311, Valencia, California, 91355, Attention: Secretary.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                       BY THE BOARD OF DIRECTORS

/s/ David A. Walker

----------------

David A. Walker

Chief Executive Officer, Chief

Financial Officer (acting) and

Director

ANNUAL MEETING OF STOCKHOLDERS

of

ENABLE IPC CORPORATION

July 11, 2006

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PROXY VOTING INSTRUCTIONS

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VOTING BY MAIL

-------------------------

Please complete your voting selection, date, sign and mail your proxy card in the envelope provided as soon as possible.  You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

                Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

[X]  Please mark your votes as in the example to the left using dark ink only.

FOR     AGAINST   ABSTAIN

1.  Election of Directors Nominees:

[_]

[_]

[_]     David A. Walker

        [_]                [_]

 [_]     Mark A. Daugherty, Ph.D.

                                        [_]

[_]

[_]     Daniel Teran, CPA

[_]

[_]

[_]     Jin Suk Kim

[_]

[_]

[_]     Timothy Lambirth, Esq.

2. Proposal to select L.L. Bradford & Company, LLC as Enable’s independent auditors for the year ending March 31, 2007:

                                         [_]

[_]

[_]

SIGNATURE(S)__________________________________         DATE: ________________

PRINT NAME(S) _________________________________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership or other entity, please sign in full entity name by authorized person.

Enable IPC Corporation

Voting by Internet is quick, easy and immediate. As an Enable IPC stockholder, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 12:00 a.m., Pacific Daylight Savings Time, on July 10, 2006.

To Vote Your Proxy by Internet
www.enableipc.com/vote
Have your proxy card available when you access the above website. Enter your control number noted above and fill in the form online.  Then press “submit.”

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

To Vote Your Proxy by Mail
Mark, sign and date your proxy card, detach it and return it in the postage-paid envelope provided.